                      THESE SECURITIES HAVE NOT BEEN REGISTERED
                    UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                     OR ANY STATE SECURITIES ACT, AND MAY NOT BE
                     TRANSFERRED WITHOUT REGISTRATION UNDER SUCH
              ACTS OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO
                  THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 WARRANT TO PURCHASE
                                     COMMON STOCK

                                  Series E  No. 1



                               TRANS WORLD GAMING CORP.
                                (a Nevada corporation)


                                Dated: March 31, 1998



      THIS CERTIFIES that Libra Investments, Inc. (together with its successors or permitted assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 106,312 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock (the "Warrant Price"), subject to adjustment as hereafter provided.

      This Warrant is issued pursuant to that certain Subscription Agreement dated as of March 16, 1998 (the "Agreement"), between the Company and the Holder.

      1.  EXERCISE OF THE WARRANT.

      The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 31, 2008, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Warrant Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraph (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Common Stock shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If at any time this Warrant is exercised as to less than the total number of shares for which it may be exercised, and this Warrant shall not have expired, the Company shall promptly issue to the Holder a new Warrant identical in form as to this Warrant as to the remaining shares hereunder.

      2.  TRANSFER.

      Subject to the legend set forth at the top of the first page hereof, this Warrant may be assigned in whole or in part by the Holder by (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 9(b), hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

      3.  COVENANTS OF THE COMPANY.

          (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will, for Company obligations, attach to the holder thereof by reason of being such a holder, other than as set forth herein.

          (b) The Company covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

      4.  NO RIGHTS OF STOCKHOLDER.

      This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

      5.  REGISTRATION.

          (a) The Holder shall have the right to have the shares of Common Stock underlying this Warrant registered as part of the next public offering of the Common Stock. If no Common Stock offering has occurred by June 30, 1998, then upon the written request of any combination of the holders of Common Stock or of Warrants issued by the Company and collectively exercisable into not less than 100,000 shares of Common Stock (as such number may be adjusted under Paragraph 7), and on a one-time basis, the Company shall file, within ninety
(90) days after written request such registration, and use its best efforts to cause to be declared effective ninety (90) days thereafter, by the Securities and Exchange Commission, a registration statement or post-effective amendment thereto as permitted under the Securities Act of 1933, as amended (the "Act"), covering the sale by the Holder of the Common Stock issuable upon exercise of this Warrant or any portion hereof (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereto. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

          (b) The Company will maintain such registration statement or post-effective amendment current and effective under the Act until two years following the expiration of the exercisability of this Warrant, or until shares owned by the Holder are eligible for sale without restriction under Rule 144.

          (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          (d)  In addition the Company shall:

               (i) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

               (ii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

               (iii) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

               (iv) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

               (v) notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (vi) furnish, at the request of the Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registrable Securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters; and

               (vii) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registrable Securities.

     6.   INDEMNIFICATION.

          (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, director, employee, partner or agent of the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, director, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities joint or several, to which the Distributing Holder, any such underwriter or any other person described above may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing Holder or any such underwriter or any other such person for use in the preparation thereof, and
(ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

          (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed, amended or supplemented under the Act, the Distributing Holder will indemnify and hold harmless the Company and each underwriter, each of their respective directors, each of their respective officers, employees, partners and agents thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, employees, partners and agents or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, employees, partners and agents or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

          (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

          (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnified party will be entitled to participate in, and , to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnified party to such indemnifying party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     7.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SECURITIES.

          (a) The Warrant Price shall be subject to adjustment from time to time as follows:

               (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                     (A) an amount equal to the total number of shares of
                         Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                     (B) the total number of shares of Common Stock
                         outstanding immediately after such issuance or sale.

          For the purposes of any computation to be made in accordance with the provision of this clause (i), the following provisions shall be applicable:
Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

               (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

               (iii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) at a price per share less than the Market Price per share of Common Stock (treating the price per share of any security exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than issuance or sales of Common Stock pursuant to any employee benefit plan, then, and in each such case, the number of shares of Common Stock thereafter purchasable upon exercise of a Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Market Price per share of Common Stock on such date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; PROVIDED, that the determination as to whether an adjustment is required to be made pursuant to this Section 7(a) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrant or other right. Notwithstanding the foregoing, in the event of such issuance or sale of Common Stock at a cash price less than the Market Price, no such adjustment under this Section 7(a) need be made to the number of shares underlying the Warrant unless such adjustment would require an increase or decrease of at least 1% of the number of shares underlying the Warrant. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of number of shares underlying the Warrant. For the purpose of this Agreement, the term "Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the average per share closing prices of the Common Stock on the 20 consecutive trading days immediately preceding the date in question as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock on the principal stock exchange on which it is listed, as the case may be. The closing price referred to above shall be the last reported sales price or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange or automated quotation system on which the Common Stock is then listed. Whenever the number of shares of Common Stock purchasable upon exercise of each Warrant is adjusted, the Warrant Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

               (iv) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price or number of shares issuable upon exercise of this Warrant has been adjusted as herein provided, the Company shall deliver to the Holder a certificate signed by the President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

          (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend or distribution payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the record date thereof, by reason of such dividend, distribution or subdivision, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the record date thereof, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

          (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of the Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of common stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of the Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise or expiration of the Warrant.

          (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrant, desire to declare a dividend or make any distribution of its assets to holders of its Common Stock, whether as a liquidating or a partial liquidating dividend or for any other purpose, the Company shall provide the holder of the Warrant with written notice of such intent not less than thirty (30) days prior to the record date to determine holders of Common Stock entitled to receive such distribution and the holder of this Warrant shall have until 5:00 p.m. EST on the twentieth (20th) day following the actual receipt of such notice to elect whether to exercise this Warrant in accordance with the terms herein. In the event of proper election to exercise the Warrant, the holder of this Warrant shall be deemed to be a holder of Common Stock as of the record date for such distribution. Should the holder of the Warrant elect to exercise his Warrant within 20 days after the record date for the determination of those holders of Common Stock entitled to such dividend or distribution, he shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to the holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

          (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

          (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder hereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder hereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

          (g) Any adjustment pursuant to the aforesaid provisions shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

          (h) Irrespective of any adjustment in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or hereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

          (i) The Company shall retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

          (j) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

     8.   FRACTIONAL SHARES.

     The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares, if the fraction is equal to or greater than .5, and down if the fraction is less than .5.

     9.   MISCELLANEOUS.

          (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

          (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, Suite 1503, New York, NY 10119.

          (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

          (d) Nothing in this Warrant other than Section 6 shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, and this Warrant is for the sole and exclusive benefit of the Company and the Holder or Holders.






     IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated March 31, 1998.

                                   TRANS WORLD GAMING CORP.

                                   By:______________________
                                   Its:_____________________

                                       FORM OF
                                  NOTICE OF EXERCISE


                         (To be executed upon partial or full
                     exercise of the Warrants represented hereby)


The undersigned registered Holder of the Warrants represented by the attached Warrant Certificate irrevocably exercises such Warrant for and purchases ______________________ (___________) shares of Common Stock of Trans World
Gaming Corp. (the "Company").

The undersigned herewith makes payment therefore in the amount of $____________, consisting of $ ____________ by wire transfer or certified or cashiers' check at a price of $_____ per share and requests that a certificate (or certificates) in denominations of ______________ (___________) shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to the undersigned or such designee of the undersigned and, if such shares of Common Stock (together with any shares issued upon exercise of other Warrants or replacement Warrants) shall not include all of the shares of Common Stock issuable upon exercise of all Warrants represented by such Warrant Certificate (or if a new or replacement Warrant is otherwise to be provided pursuant to the Warrant Certificate), that a new or replacement Warrant Certificate of like tenor for the number of Warrants not being exercised (and not being surrendered) hereunder be issued in the name of and delivered to the undersigned, whose address is __________________________.

Dated: __________, _____.


                                   ________________________
                                   (Signature of Registered Holder)

                                   By:______________________
                                   Title:___________________

                      THESE SECURITIES HAVE NOT BEEN REGISTERED
                    UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                     OR ANY STATE SECURITIES ACT, AND MAY NOT BE
                     TRANSFERRED WITHOUT REGISTRATION UNDER SUCH
              ACTS OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO
                  THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 WARRANT TO PURCHASE
                                     COMMON STOCK

                                  Series E  No. 2



                               TRANS WORLD GAMING CORP.
                                (a Nevada corporation)


                                Dated: March 31, 1998



     THIS CERTIFIES that Ravich Revocable Trust of 1989 dated 1/26/90 Tia P. Ravich and Jess M. Ravich TTEES (together with its successors or permitted assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 159,468 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock (the "Warrant Price"), subject to adjustment as hereafter provided.

     This Warrant is issued pursuant to that certain Subscription Agreement dated as of March 16, 1998 (the "Agreement"), between the Company and the Holder.

     1.   EXERCISE OF THE WARRANT.

     The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 31, 2008, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Warrant Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraph (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Common Stock shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If at any time this Warrant is exercised as to less than the total number of shares for which it may be exercised, and this Warrant shall not have expired, the Company shall promptly issue to the Holder a new Warrant identical in form as to this Warrant as to the remaining shares hereunder.

     2.   TRANSFER.

     Subject to the legend set forth at the top of the first page hereof, this Warrant may be assigned in whole or in part by the Holder by (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 9(b), hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

     3.   COVENANTS OF THE COMPANY.

          (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will, for Company obligations, attach to the holder thereof by reason of being such a holder, other than as set forth herein.

          (b) The Company covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.


     4.   NO RIGHTS OF STOCKHOLDER.

     This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     5.   REGISTRATION.

          (a) The Holder shall have the right to have the shares of Common Stock underlying this Warrant registered as part of the next public offering of the Common Stock. If no Common Stock offering has occurred by June 30, 1998, then upon the written request of any combination of the holders of Common Stock or of Warrants issued by the Company and collectively exercisable into not less than 100,000 shares of Common Stock (as such number may be adjusted under Paragraph 7), and on a one-time basis, the Company shall file, within ninety
(90) days after written request such registration, and use its best efforts to cause to be declared effective ninety (90) days thereafter, by the Securities and Exchange Commission, a registration statement or post-effective amendment thereto as permitted under the Securities Act of 1933, as amended (the "Act"), covering the sale by the Holder of the Common Stock issuable upon exercise of this Warrant or any portion hereof (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereto. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

          (b) The Company will maintain such registration statement or post-effective amendment current and effective under the Act until two years following the expiration of the exercisability of this Warrant, or until shares owned by the Holder are eligible for sale without restriction under Rule 144.

          (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

          (d)  In addition the Company shall:

               (i) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

               (ii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

               (iii) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

               (iv) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

               (v) notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (vi) furnish, at the request of the Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registrable Securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters; and

               (vii) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registrable Securities.

     6.   INDEMNIFICATION.

          (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, director, employee, partner or agent of the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, director, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities joint or several, to which the Distributing Holder, any such underwriter or any other person described above may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing Holder or any such underwriter or any other such person for use in the preparation thereof, and
(ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

          (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed, amended or supplemented under the Act, the Distributing Holder will indemnify and hold harmless the Company and each underwriter, each of their respective directors, each of their respective officers, employees, partners and agents thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, employees, partners and agents or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or such underwriter for use in the preparation thereof; and will reimburse the Company or any such director, officer, employees, partners and agents or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

          (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

          (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnified party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnified party to such indemnifying party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     7.   ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SECURITIES.

          (a) The Warrant Price shall be subject to adjustment from time to time as follows:

               (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                     (A) an amount equal to the total number of shares of
                         Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                     (B) the total number of shares of Common Stock
                         outstanding immediately after such issuance or sale.

          For the purposes of any computation to be made in accordance with the provision of this clause (i), the following provisions shall be applicable:
Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

               (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

               (iii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) at a price per share less than the Market Price per share of Common Stock (treating the price per share of any security exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than issuance or sales of Common Stock pursuant to any employee benefit plan, then, and in each such case, the number of shares of Common Stock thereafter purchasable upon exercise of a Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Market Price per share of Common Stock on such date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; PROVIDED, that the determination as to whether an adjustment is required to be made pursuant to this Section 7(a) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrant or other right. Notwithstanding the foregoing, in the event of such issuance or sale of Common Stock at a cash price less than the Market Price, no such adjustment under this Section 7(a) need be made to the number of shares underlying the Warrant unless such adjustment would require an increase or decrease of at least 1% of the number of shares underlying the Warrant. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of number of shares underlying the Warrant. For the purpose of this Agreement, the term "Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the average per share closing prices of the Common Stock on the 20 consecutive trading days immediately preceding the date in question as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock on the principal stock exchange on which it is listed, as the case may be. The closing price referred to above shall be the last reported sales price or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange or automated quotation system on which the Common Stock is then listed. Whenever the number of shares of Common Stock purchasable upon exercise of each Warrant is adjusted, the Warrant Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

               (iv) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price or number of shares issuable upon exercise of this Warrant has been adjusted as herein provided, the Company shall deliver to the Holder a certificate signed by the President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

          (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend or distribution payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the record date thereof, by reason of such dividend, distribution or subdivision, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the record date thereof, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

          (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of the Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of common stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of the Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise or expiration of the Warrant.

          (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrant, desire to declare a dividend or make any distribution of its assets to holders of its Common Stock, whether as a liquidating or a partial liquidating dividend or for any other purpose, the Company shall provide the holder of the Warrant with written notice of such intent not less than thirty (30) days prior to the record date to determine holders of Common Stock entitled to receive such distribution and the holder of this Warrant shall have until 5:00 p.m. EST on the twentieth (20th) day following the actual receipt of such notice to elect whether to exercise this Warrant in accordance with the terms herein. In the event of proper election to exercise the Warrant, the holder of this Warrant shall be deemed to be a holder of Common Stock as of the record date for such distribution. Should the holder of the Warrant elect to exercise his Warrant within 20 days after the record date for the determination of those holders of Common Stock entitled to such dividend or distribution, he shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to the holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

          (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

          (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder hereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder hereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

          (g) Any adjustment pursuant to the aforesaid provisions shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

          (h) Irrespective of any adjustment in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or hereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

          (i) The Company shall retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

          (j) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

     8.   FRACTIONAL SHARES.

     The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares, if the fraction is equal to or greater than .5, and down if the fraction is less than .5.

     9.   MISCELLANEOUS.

          (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

          (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, Suite 1503, New York, NY 10119.

          (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

          (d) Nothing in this Warrant other than Section 6 shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, and this Warrant is for the sole and exclusive benefit of the Company and the Holder or Holders.






     IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated March 31, 1998.

                                   TRANS WORLD GAMING CORP.

                                   By:__________________________
                                   Its: __________________________

                                       FORM OF
                                  NOTICE OF EXERCISE


                         (To be executed upon partial or full
                     exercise of the Warrants represented hereby)


The undersigned registered Holder of the Warrants represented by the attached Warrant Certificate irrevocably exercises such Warrant for and purchases ______________________ (___________) shares of Common Stock of Trans World
Gaming Corp. (the "Company").

The undersigned herewith makes payment therefore in the amount of $____________, consisting of $ ____________ by wire transfer or certified or cashiers' check at a price of $_____ per share and requests that a certificate (or certificates) in denominations of ______________ (___________) shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to the undersigned or such designee of the undersigned and, if such shares of Common Stock (together with any shares issued upon exercise of other Warrants or replacement Warrants) shall not include all of the shares of Common Stock issuable upon exercise of all Warrants represented by such Warrant Certificate (or if a new or replacement Warrant is otherwise to be provided pursuant to the Warrant Certificate), that a new or replacement Warrant Certificate of like tenor for the number of Warrants not being exercised (and not being surrendered) hereunder be issued in the name of and delivered to the undersigned, whose address is __________________________.

Dated: __________, _____.


                                   ________________________
                                   (Signature of Registered Holder)

                                   By:______________________
                                   Title:___________________

                      THESE SECURITIES HAVE NOT BEEN REGISTERED
                    UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                     OR ANY STATE SECURITIES ACT, AND MAY NOT BE
                     TRANSFERRED WITHOUT REGISTRATION UNDER SUCH
              ACTS OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO
                  THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 WARRANT TO PURCHASE
                                     COMMON STOCK

                                  Series E  No. 3



                               TRANS WORLD GAMING CORP.
                                (a Nevada corporation)


                                Dated: March 31, 1998



       THIS CERTIFIES that Upchurch Living Trust U/A/D 12/14/90 (together with its successors or permitted assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 35,437 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock (the "Warrant Price"), subject to adjustment as hereafter provided.

       This Warrant is issued pursuant to that certain Subscription Agreement dated as of March 16, 1998 (the "Agreement"), between the Company and the Holder.

       1.     EXERCISE OF THE WARRANT.

       The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 31, 2008, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Warrant Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraph (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Common Stock shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If at any time this Warrant is exercised as to less than the total number of shares for which it may be exercised, and this Warrant shall not have expired, the Company shall promptly issue to the Holder a new Warrant identical in form as to this Warrant as to the remaining shares hereunder.

       2.     TRANSFER.

       Subject to the legend set forth at the top of the first page hereof, this Warrant may be assigned in whole or in part by the Holder by (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 9(b), hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

       3.     COVENANTS OF THE COMPANY.

              (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will, for Company obligations, attach to the holder thereof by reason of being such a holder, other than as set forth herein.

              (b) The Company covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.


       4.     NO RIGHTS OF STOCKHOLDER.

       This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

       5.     REGISTRATION.

              (a) The Holder shall have the right to have the shares of Common Stock underlying this Warrant registered as part of the next public offering of the Common Stock. If no Common Stock offering has occurred by June 30, 1998, then upon the written request of any combination of the holders of Common Stock or of Warrants issued by the Company and collectively exercisable into not less than 100,000 shares of Common Stock (as such number may be adjusted under Paragraph 7), and on a one-time basis, the Company shall file, within ninety (90) days after written request such registration, and use its best efforts to cause to be declared effective ninety (90) days thereafter, by the Securities and Exchange Commission, a registration statement or post-effective amendment thereto as permitted under the Securities Act of 1933, as amended (the "Act"), covering the sale by the Holder of the Common Stock issuable upon exercise of this Warrant or any portion hereof (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereto. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

              (b) The Company will maintain such registration statement or post-effective amendment current and effective under the Act until two years following the expiration of the exercisability of this Warrant, or until shares owned by the Holder are eligible for sale without restriction under Rule 144.

              (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

              (d)    In addition the Company shall:

                     (i) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

                     (ii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                     (iii) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                     (iv) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                     (v) notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                     (vi) furnish, at the request of the Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registrable Securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters; and

                     (vii) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registrable Securities.

       6.     INDEMNIFICATION.

              (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, director, employee, partner or agent of the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, director, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities joint or several, to which the Distributing Holder, any such underwriter or any other person described above may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing Holder or any such underwriter or any other such person for use in the preparation thereof, and
(ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

              (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed, amended or supplemented under the Act, the Distributing Holder will indemnify and hold harmless the Company and each underwriter, each of their respective directors, each of their respective officers, employees, partners and agents thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, employees, partners and agents or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, employees, partners and agents or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

              (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

              (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnified party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnified party to such indemnifying party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       7.     ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SECURITIES.

              (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                     (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                            (A) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                            (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

              For the purposes of any computation to be made in accordance with the provision of this clause (i), the following provisions shall be applicable:
Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                     (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                     (iii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) at a price per share less than the Market Price per share of Common Stock (treating the price per share of any security exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than issuance or sales of Common Stock pursuant to any employee benefit plan, then, and in each such case, the number of shares of Common Stock thereafter purchasable upon exercise of a Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Market Price per share of Common Stock on such date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; PROVIDED, that the determination as to whether an adjustment is required to be made pursuant to this Section 7(a) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrant or other right. Notwithstanding the foregoing, in the event of such issuance or sale of Common Stock at a cash price less than the Market Price, no such adjustment under this Section 7(a) need be made to the number of shares underlying the Warrant unless such adjustment would require an increase or decrease of at least 1% of the number of shares underlying the Warrant. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of number of shares underlying the Warrant. For the purpose of this Agreement, the term "Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the average per share closing prices of the Common Stock on the 20 consecutive trading days immediately preceding the date in question as reported by NASDAQ or an equivalent generally accepted reporting service, or
                            (ii) if the Common Stock is traded on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock on the principal stock exchange on which it is listed, as the case may be. The closing price referred to above shall be the last reported sales price or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange or automated quotation system on which the Common Stock is then listed. Whenever the number of shares of Common Stock purchasable upon exercise of each Warrant is adjusted, the Warrant Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

                     (iv) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price or number of shares issuable upon exercise of this Warrant has been adjusted as herein provided, the Company shall deliver to the Holder a certificate signed by the President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

              (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend or distribution payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the record date thereof, by reason of such dividend, distribution or subdivision, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the record date thereof, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

              (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of the Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of common stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of the Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise or expiration of the Warrant.

              (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrant, desire to declare a dividend or make any distribution of its assets to holders of its Common Stock, whether as a liquidating or a partial liquidating dividend or for any other purpose, the Company shall provide the holder of the Warrant with written notice of such intent not less than thirty (30) days prior to the record date to determine holders of Common Stock entitled to receive such distribution and the holder of this Warrant shall have until 5:00 p.m. EST on the twentieth (20th) day following the actual receipt of such notice to elect whether to exercise this Warrant in accordance with the terms herein. In the event of proper election to exercise the Warrant, the holder of this Warrant shall be deemed to be a holder of Common Stock as of the record date for such distribution. Should the holder of the Warrant elect to exercise his Warrant within 20 days after the record date for the determination of those holders of Common Stock entitled to such dividend or distribution, he shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to the holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

              (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

              (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder hereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder hereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

              (g) Any adjustment pursuant to the aforesaid provisions shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

              (h) Irrespective of any adjustment in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or hereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

              (i) The Company shall retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

              (j) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

       8.     FRACTIONAL SHARES.

       The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares, if the fraction is equal to or greater than .5, and down if the fraction is less than .5.


       9.     MISCELLANEOUS.

              (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

              (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, Suite 1503, New York, NY 10119.

              (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

              (d) Nothing in this Warrant other than Section 6 shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, and this Warrant is for the sole and exclusive benefit of the Company and the Holder or Holders.






       IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated March 31, 1998.

                                                 TRANS WORLD GAMING CORP.

                                                 By:__________________________
                                                 Its: ________________________

                                       FORM OF
                                  NOTICE OF EXERCISE


                         (To be executed upon partial or full
                     exercise of the Warrants represented hereby)


The undersigned registered Holder of the Warrants represented by the attached Warrant Certificate irrevocably exercises such Warrant for and purchases ______________________ (___________) shares of Common Stock of Trans World
Gaming Corp. (the "Company").

The undersigned herewith makes payment therefore in the amount of $____________, consisting of $ ____________ by wire transfer or certified or cashiers' check at a price of $_____ per share and requests that a certificate (or certificates) in denominations of ______________ (___________) shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to the undersigned or such designee of the undersigned and, if such shares of Common Stock (together with any shares issued upon exercise of other Warrants or replacement Warrants) shall not include all of the shares of Common Stock issuable upon exercise of all Warrants represented by such Warrant Certificate (or if a new or replacement Warrant is otherwise to be provided pursuant to the Warrant Certificate), that a new or replacement Warrant Certificate of like tenor for the number of Warrants not being exercised (and not being surrendered) hereunder be issued in the name of and delivered to the undersigned, whose address is __________________________.

Dated: __________, _____.


                                          ________________________________
                                          (Signature of Registered Holder)

                                          By:_____________________________
                                          Title:__________________________

                      THESE SECURITIES HAVE NOT BEEN REGISTERED
                    UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                     OR ANY STATE SECURITIES ACT, AND MAY NOT BE
                     TRANSFERRED WITHOUT REGISTRATION UNDER SUCH
              ACTS OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO
                  THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 WARRANT TO PURCHASE
                                     COMMON STOCK

                                  Series E  No. 4


                               TRANS WORLD GAMING CORP.
                                (a Nevada corporation)


                                Dated: March 31, 1998



       THIS CERTIFIES that Eben P. Perison (together with its successors or permitted assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 35,437 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock (the "Warrant Price"), subject to adjustment as hereafter provided.

       This Warrant is issued pursuant to that certain Subscription Agreement dated as of March 16, 1998 (the "Agreement"), between the Company and the Holder.

       1.     EXERCISE OF THE WARRANT.

       The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 31, 2008, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Warrant Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraph (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Common Stock shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If at any time this Warrant is exercised as to less than the total number of shares for which it may be exercised, and this Warrant shall not have expired, the Company shall promptly issue to the Holder a new Warrant identical in form as to this Warrant as to the remaining shares hereunder.

       2.     TRANSFER.

       Subject to the legend set forth at the top of the first page hereof, this Warrant may be assigned in whole or in part by the Holder by (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 9(b), hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

       3.     COVENANTS OF THE COMPANY.

              (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will, for Company obligations, attach to the holder thereof by reason of being such a holder, other than as set forth herein.

              (b) The Company covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.


       4.     NO RIGHTS OF STOCKHOLDER.

       This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

       5.     REGISTRATION.

              (a) The Holder shall have the right to have the shares of Common Stock underlying this Warrant registered as part of the next public offering of the Common Stock. If no Common Stock offering has occurred by June 30, 1998, then upon the written request of any combination of the holders of Common Stock or of Warrants issued by the Company and collectively exercisable into not less than 100,000 shares of Common Stock (as such number may be adjusted under Paragraph 7), and on a one-time basis, the Company shall file, within ninety (90) days after written request such registration, and use its best efforts to cause to be declared effective ninety (90) days thereafter, by the Securities and Exchange Commission, a registration statement or post-effective amendment thereto as permitted under the Securities Act of 1933, as amended (the "Act"), covering the sale by the Holder of the Common Stock issuable upon exercise of this Warrant or any portion hereof (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereto. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

              (b) The Company will maintain such registration statement or post-effective amendment current and effective under the Act until two years following the expiration of the exercisability of this Warrant, or until shares owned by the Holder are eligible for sale without restriction under Rule 144.

              (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

              (d)    In addition the Company shall:

                     (i) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

                     (ii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                     (iii) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                     (iv) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                     (v) notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                     (vi) furnish, at the request of the Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registrable Securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters; and

                     (vii) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registrable Securities.

       6.     INDEMNIFICATION.

              (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, director, employee, partner or agent of the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, director, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities joint or several, to which the Distributing Holder, any such underwriter or any other person described above may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing Holder or any such underwriter or any other such person for use in the preparation thereof, and
(ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

              (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed, amended or supplemented under the Act, the Distributing Holder will indemnify and hold harmless the Company and each underwriter, each of their respective directors, each of their respective officers, employees, partners and agents thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, employees, partners and agents or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, employees, partners and agents or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

              (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

              (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnified party will be entitled to participate in, and , to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnified party to such indemnifying party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       7.     ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SECURITIES.

              (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                     (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                            (A) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                            (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

              For the purposes of any computation to be made in accordance with the provision of this clause (i), the following provisions shall be applicable:
Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                     (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                     (iii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) at a price per share less than the Market Price per share of Common Stock (treating the price per share of any security exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than issuance or sales of Common Stock pursuant to any employee benefit plan, then, and in each such case, the number of shares of Common Stock thereafter purchasable upon exercise of a Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Market Price per share of Common Stock on such date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; PROVIDED, that the determination as to whether an adjustment is required to be made pursuant to this Section 7(a) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrant or other right. Notwithstanding the foregoing, in the event of such issuance or sale of Common Stock at a cash price less than the Market Price, no such adjustment under this Section 7(a) need be made to the number of shares underlying the Warrant unless such adjustment would require an increase or decrease of at least 1% of the number of shares underlying the Warrant. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of number of shares underlying the Warrant. For the purpose of this Agreement, the term "Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the average per share closing prices of the Common Stock on the 20 consecutive trading days immediately preceding the date in question as reported by NASDAQ or an equivalent generally accepted reporting service, or
                            (ii) if the Common Stock is traded on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock on the principal stock exchange on which it is listed, as the case may be. The closing price referred to above shall be the last reported sales price or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange or automated quotation system on which the Common Stock is then listed. Whenever the number of shares of Common Stock purchasable upon exercise of each Warrant is adjusted, the Warrant Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

                     (iv) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price or number of shares issuable upon exercise of this Warrant has been adjusted as herein provided, the Company shall deliver to the Holder a certificate signed by the President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

              (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend or distribution payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the record date thereof, by reason of such dividend, distribution or subdivision, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the record date thereof, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

              (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of the Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of common stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of the Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise or expiration of the Warrant.

              (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrant, desire to declare a dividend or make any distribution of its assets to holders of its Common Stock, whether as a liquidating or a partial liquidating dividend or for any other purpose, the Company shall provide the holder of the Warrant with written notice of such intent not less than thirty (30) days prior to the record date to determine holders of Common Stock entitled to receive such distribution and the holder of this Warrant shall have until 5:00 p.m. EST on the twentieth (20th) day following the actual receipt of such notice to elect whether to exercise this Warrant in accordance with the terms herein. In the event of proper election to exercise the Warrant, the holder of this Warrant shall be deemed to be a holder of Common Stock as of the record date for such distribution. Should the holder of the Warrant elect to exercise his Warrant within 20 days after the record date for the determination of those holders of Common Stock entitled to such dividend or distribution, he shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to the holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

              (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

              (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder hereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder hereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

              (g) Any adjustment pursuant to the aforesaid provisions shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

              (h) Irrespective of any adjustment in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or hereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

              (i) The Company shall retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

              (j) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

       8.     FRACTIONAL SHARES.

       The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares, if the fraction is equal to or greater than .5, and down if the fraction is less than .5.

       9.     MISCELLANEOUS.

              (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

              (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, Suite 1503, New York, NY 10119.

              (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

              (d) Nothing in this Warrant other than Section 6 shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, and this Warrant is for the sole and exclusive benefit of the Company and the Holder or Holders.





       IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated March 31, 1998.

                                          TRANS WORLD GAMING CORP.

                                          By:____________________________
                                          Its: __________________________

                                       FORM OF
                                  NOTICE OF EXERCISE


                         (To be executed upon partial or full
                     exercise of the Warrants represented hereby)


The undersigned registered Holder of the Warrants represented by the attached Warrant Certificate irrevocably exercises such Warrant for and purchases ______________________ (___________) shares of Common Stock of Trans World
Gaming Corp. (the "Company").

The undersigned herewith makes payment therefore in the amount of $____________, consisting of $ ____________ by wire transfer or certified or cashiers' check at a price of $_____ per share and requests that a certificate (or certificates) in denominations of ______________ (___________) shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to the undersigned or such designee of the undersigned and, if such shares of Common Stock (together with any shares issued upon exercise of other Warrants or replacement Warrants) shall not include all of the shares of Common Stock issuable upon exercise of all Warrants represented by such Warrant Certificate (or if a new or replacement Warrant is otherwise to be provided pursuant to the Warrant Certificate), that a new or replacement Warrant Certificate of like tenor for the number of Warrants not being exercised (and not being surrendered) hereunder be issued in the name of and delivered to the undersigned, whose address is __________________________.

Dated: __________, _____.


                                          ________________________________
                                          (Signature of Registered Holder)

                                          By:_____________________________
                                          Title:__________________________

                      THESE SECURITIES HAVE NOT BEEN REGISTERED
                    UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                     OR ANY STATE SECURITIES ACT, AND MAY NOT BE
                     TRANSFERRED WITHOUT REGISTRATION UNDER SUCH
              ACTS OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO
                  THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 WARRANT TO PURCHASE
                                     COMMON STOCK

                                  Series E  No. 5



                               TRANS WORLD GAMING CORP.
                                (a Nevada corporation)


                                Dated: March 31, 1998



       THIS CERTIFIES that Stephen C. Smith (together with its successors or permitted assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 8,860 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock (the "Warrant Price"), subject to adjustment as hereafter provided.

       This Warrant is issued pursuant to that certain Subscription Agreement dated as of March 16, 1998 (the "Agreement"), between the Company and the Holder.

       1.     EXERCISE OF THE WARRANT.

       The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 31, 2008, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Warrant Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraph (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Common Stock shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If at any time this Warrant is exercised as to less than the total number of shares for which it may be exercised, and this Warrant shall not have expired, the Company shall promptly issue to the Holder a new Warrant identical in form as to this Warrant as to the remaining shares hereunder.

       2.     TRANSFER.

       Subject to the legend set forth at the top of the first page hereof, this Warrant may be assigned in whole or in part by the Holder by (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 9(b), hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

       3.     COVENANTS OF THE COMPANY.

              (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will, for Company obligations, attach to the holder thereof by reason of being such a holder, other than as set forth herein.

              (b) The Company covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.


       4.     NO RIGHTS OF STOCKHOLDER.

       This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

       5.     REGISTRATION.

              (a) The Holder shall have the right to have the shares of Common Stock underlying this Warrant registered as part of the next public offering of the Common Stock. If no Common Stock offering has occurred by June 30, 1998, then upon the written request of any combination of the holders of Common Stock or of Warrants issued by the Company and collectively exercisable into not less than 100,000 shares of Common Stock (as such number may be adjusted under Paragraph 7), and on a one-time basis, the Company shall file, within ninety (90) days after written request such registration, and use its best efforts to cause to be declared effective ninety (90) days thereafter, by the Securities and Exchange Commission, a registration statement or post-effective amendment thereto as permitted under the Securities Act of 1933, as amended (the "Act"), covering the sale by the Holder of the Common Stock issuable upon exercise of this Warrant or any portion hereof (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereto. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

              (b) The Company will maintain such registration statement or post-effective amendment current and effective under the Act until two years following the expiration of the exercisability of this Warrant, or until shares owned by the Holder are eligible for sale without restriction under Rule 144.

              (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

              (d)    In addition the Company shall:

                     (i) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

                     (ii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                     (iii) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                     (iv) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                     (v) notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                     (vi) furnish, at the request of the Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registrable Securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters; and

                     (vii) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registrable Securities.

       6.     INDEMNIFICATION.

              (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, director, employee, partner or agent of the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, director, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities joint or several, to which the Distributing Holder, any such underwriter or any other person described above may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing Holder or any such underwriter or any other such person for use in the preparation thereof, and
(ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

              (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed, amended or supplemented under the Act, the Distributing Holder will indemnify and hold harmless the Company and each underwriter, each of their respective directors, each of their respective officers, employees, partners and agents thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, employees, partners and agents or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, employees, partners and agents or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

              (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

              (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnified party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnified party to such indemnifying party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       7.     ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SECURITIES.

              (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                     (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                            (A) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                            (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

              For the purposes of any computation to be made in accordance with the provision of this clause (i), the following provisions shall be applicable:
Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                     (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                     (iii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) at a price per share less than the Market Price per share of Common Stock (treating the price per share of any security exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than issuance or sales of Common Stock pursuant to any employee benefit plan, then, and in each such case, the number of shares of Common Stock thereafter purchasable upon exercise of a Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Market Price per share of Common Stock on such date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; PROVIDED, that the determination as to whether an adjustment is required to be made pursuant to this Section 7(a) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrant or other right. Notwithstanding the foregoing, in the event of such issuance or sale of Common Stock at a cash price less than the Market Price, no such adjustment under this Section 7(a) need be made to the number of shares underlying the Warrant unless such adjustment would require an increase or decrease of at least 1% of the number of shares underlying the Warrant. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of number of shares underlying the Warrant. For the purpose of this Agreement, the term "Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the average per share closing prices of the Common Stock on the 20 consecutive trading days immediately preceding the date in question as reported by NASDAQ or an equivalent generally accepted reporting service, or
                            (ii) if the Common Stock is traded on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock on the principal stock exchange on which it is listed, as the case may be. The closing price referred to above shall be the last reported sales price or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange or automated quotation system on which the Common Stock is then listed. Whenever the number of shares of Common Stock purchasable upon exercise of each Warrant is adjusted, the Warrant Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

                     (iv) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price or number of shares issuable upon exercise of this Warrant has been adjusted as herein provided, the Company shall deliver to the Holder a certificate signed by the President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

              (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend or distribution payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the record date thereof, by reason of such dividend, distribution or subdivision, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the record date thereof, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

              (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of the Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of common stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of the Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise or expiration of the Warrant.

              (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrant, desire to declare a dividend or make any distribution of its assets to holders of its Common Stock, whether as a liquidating or a partial liquidating dividend or for any other purpose, the Company shall provide the holder of the Warrant with written notice of such intent not less than thirty (30) days prior to the record date to determine holders of Common Stock entitled to receive such distribution and the holder of this Warrant shall have until 5:00 p.m. EST on the twentieth (20th) day following the actual receipt of such notice to elect whether to exercise this Warrant in accordance with the terms herein. In the event of proper election to exercise the Warrant, the holder of this Warrant shall be deemed to be a holder of Common Stock as of the record date for such distribution. Should the holder of the Warrant elect to exercise his Warrant within 20 days after the record date for the determination of those holders of Common Stock entitled to such dividend or distribution, he shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to the holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

              (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

              (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder hereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder hereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

              (g) Any adjustment pursuant to the aforesaid provisions shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

              (h) Irrespective of any adjustment in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or hereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

              (i) The Company shall retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

              (j) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

       8.     FRACTIONAL SHARES.

       The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares, if the fraction is equal to or greater than .5, and down if the fraction is less than .5.

       9.     MISCELLANEOUS.

              (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

              (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, Suite 1503, New York, NY 10119.

              (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

              (d) Nothing in this Warrant other than Section 6 shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, and this Warrant is for the sole and exclusive benefit of the Company and the Holder or Holders.






       IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated March 31, 1998.

                                                 TRANS WORLD GAMING CORP.

                                                 By:__________________________
                                                 Its: ________________________

                                       FORM OF
                                  NOTICE OF EXERCISE


                         (To be executed upon partial or full
                     exercise of the Warrants represented hereby)


The undersigned registered Holder of the Warrants represented by the attached Warrant Certificate irrevocably exercises such Warrant for and purchases ______________________ (___________) shares of Common Stock of Trans World
Gaming Corp. (the "Company").

The undersigned herewith makes payment therefore in the amount of $____________, consisting of $ ____________ by wire transfer or certified or cashiers' check at a price of $_____ per share and requests that a certificate (or certificates) in denominations of ______________ (___________) shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to the undersigned or such designee of the undersigned and, if such shares of Common Stock (together with any shares issued upon exercise of other Warrants or replacement Warrants) shall not include all of the shares of Common Stock issuable upon exercise of all Warrants represented by such Warrant Certificate (or if a new or replacement Warrant is otherwise to be provided pursuant to the Warrant Certificate), that a new or replacement Warrant Certificate of like tenor for the number of Warrants not being exercised (and not being surrendered) hereunder be issued in the name of and delivered to the undersigned, whose address is __________________________.

Dated: __________, _____.


                                          ________________________________
                                          (Signature of Registered Holder)

                                          By:_____________________________
                                          Title:__________________________

                      THESE SECURITIES HAVE NOT BEEN REGISTERED
                    UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                     OR ANY STATE SECURITIES ACT, AND MAY NOT BE
                     TRANSFERRED WITHOUT REGISTRATION UNDER SUCH
              ACTS OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO
                  THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 WARRANT TO PURCHASE
                                     COMMON STOCK

                                  Series E  No. 6


                               TRANS WORLD GAMING CORP.
                                (a Nevada corporation)


                                Dated: March 31, 1998



       THIS CERTIFIES that Greg Bousquette (together with its successors or permitted assigns, the "Holder") is entitled to purchase from Trans World Gaming Corp., a Nevada corporation ("Company") up to 8,860 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), at a purchase price of $.01 per share of Common Stock (the "Warrant Price"), subject to adjustment as hereafter provided.

       This Warrant is issued pursuant to that certain Subscription Agreement dated as of March 16, 1998 (the "Agreement"), between the Company and the Holder.

       1.     EXERCISE OF THE WARRANT.

       The rights represented by this Warrant may be exercised at any time on or before 5:00 p.m., New York time, on March 31, 2008, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the Warrant Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of Paragraph 5 and subparagraph (b), (c) and (d) of Paragraph 6 hereof. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Common Stock shall be issuable upon such exercise shall become the Holder or Holders of record of such Common Stock at that time and date. The Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Warrant shall have been so exercised. If at any time this Warrant is exercised as to less than the total number of shares for which it may be exercised, and this Warrant shall not have expired, the Company shall promptly issue to the Holder a new Warrant identical in form as to this Warrant as to the remaining shares hereunder.

       2.     TRANSFER.

       Subject to the legend set forth at the top of the first page hereof, this Warrant may be assigned in whole or in part by the Holder by (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Warrant with such duly completed and executed assignment form for cancellation, accompanied by funds sufficient to pay any transfer tax, at the office or agency of the Company referred to in Paragraph 9(b), hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of shares of Common Stock as are then purchasable hereunder.

       3.     COVENANTS OF THE COMPANY.

              (a) The Company covenants and agrees that all Common Stock and Common Stock issuable upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will, for Company obligations, attach to the holder thereof by reason of being such a holder, other than as set forth herein.

              (b) The Company covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.


       4.     NO RIGHTS OF STOCKHOLDER.

       This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

       5.     REGISTRATION.

              (a) The Holder shall have the right to have the shares of Common Stock underlying this Warrant registered as part of the next public offering of the Common Stock. If no Common Stock offering has occurred by June 30, 1998, then upon the written request of any combination of the holders of Common Stock or of Warrants issued by the Company and collectively exercisable into not less than 100,000 shares of Common Stock (as such number may be adjusted under Paragraph 7), and on a one-time basis, the Company shall file, within ninety (90) days after written request such registration, and use its best efforts to cause to be declared effective ninety (90) days thereafter, by the Securities and Exchange Commission, a registration statement or post-effective amendment thereto as permitted under the Securities Act of 1933, as amended (the "Act"), covering the sale by the Holder of the Common Stock issuable upon exercise of this Warrant or any portion hereof (the "Registerable Securities"). The Company shall supply prospectuses in order to facilitate the public sale or other disposition of the Registerable Securities, use its best efforts to register and qualify any of the Registerable Securities for sale in such states as such Holder reasonably designates and do any and all other acts and things which may be necessary to enable such Holder to consummate the public sale of the Registerable Securities, and furnish indemnification in the manner provided in Paragraph 6 hereto. The Holder shall furnish information reasonably requested by the Company in accordance with such post-effective amendments or registration statements, including its intentions with respect thereto, and shall furnish indemnification as set forth in Paragraph 6.

              (b) The Company will maintain such registration statement or post-effective amendment current and effective under the Act until two years following the expiration of the exercisability of this Warrant, or until shares owned by the Holder are eligible for sale without restriction under Rule 144.

              (c) The Company shall bear the entire cost and expense of any registration of securities under Paragraph 5 hereof. Notwithstanding the foregoing, any Holder whose Registerable Securities are included in any such registration statement pursuant to this Paragraph 5 shall, however, bear the fees of any counsel retained by him and any transfer taxes or underwriting discounts or commissions applicable to the Registerable Securities sold by him pursuant thereto.

              (d)    In addition the Company shall:

                     (i) furnish to the Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the 1933 Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by the Holder;

                     (ii) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                     (iii) use its best efforts to list such securities on any securities exchange on which any securities of the Company is then listed, if the listing of such securities is then permitted under the rules of such exchange;

                     (iv) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                     (v) notify the Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                     (vi) furnish, at the request of the Holder on the date such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date the registration statement with respect to such Registrable Securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and to the Holder making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such an opinion and (ii) letters, dated, respectively, (1) the effective date of the registration statement and (2) the date such Registrable Securities are delivered to the underwriters, if any, for sale pursuant to such registration, from a firm of independent certified public accountants of recognized standing selected by the Company, addressed to the underwriters, if any, and to the Holder making such request, covering such financial, statistical and accounting matters with respect to the registration in respect of which such letters are being given as the Holder of such Registrable Securities may reasonably request and are customarily included in such letters; and

                     (vii) take such other actions as shall be reasonably requested by any Holder to facilitate the registration and sale of the Registrable Securities.

       6.     INDEMNIFICATION.

              (a) Whenever pursuant to Paragraph 5 a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, director, employee, partner or agent of the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter and each officer, director, employee, agent or partner of such underwriter against any losses, claims, damages or liabilities joint or several, to which the Distributing Holder, any such underwriter or any other person described above may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such underwriter or such other person for any legal or other expenses reasonably incurred by the Distributing Holder, or underwriter or such other person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, any other Distributing Holder or any such underwriter or any other such person for use in the preparation thereof, and
(ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

              (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed, amended or supplemented under the Act, the Distributing Holder will indemnify and hold harmless the Company and each underwriter, each of their respective directors, each of their respective officers, employees, partners and agents thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, employees, partners and agents or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, employees, partners and agents or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

              (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

              (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnified party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnifying party, and after notice from the indemnified party to such indemnifying party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

       7.     ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SECURITIES.

              (a) The Warrant Price shall be subject to adjustment from time to time as follows:

                     (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                            (A) an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by

                            (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

              For the purposes of any computation to be made in accordance with the provision of this clause (i), the following provisions shall be applicable:
Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                     (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                     (iii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) at a price per share less than the Market Price per share of Common Stock (treating the price per share of any security exchangeable or exercisable into Common Stock as equal to (x) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than issuance or sales of Common Stock pursuant to any employee benefit plan, then, and in each such case, the number of shares of Common Stock thereafter purchasable upon exercise of a Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of each Warrant by a fraction (A) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and (B) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Market Price per share of Common Stock on such date. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively immediately after the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; PROVIDED, that the determination as to whether an adjustment is required to be made pursuant to this Section 7(a) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrant or other right. Notwithstanding the foregoing, in the event of such issuance or sale of Common Stock at a cash price less than the Market Price, no such adjustment under this Section 7(a) need be made to the number of shares underlying the Warrant unless such adjustment would require an increase or decrease of at least 1% of the number of shares underlying the Warrant. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of number of shares underlying the Warrant. For the purpose of this Agreement, the term "Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market or on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), the average per share closing prices of the Common Stock on the 20 consecutive trading days immediately preceding the date in question as reported by NASDAQ or an equivalent generally accepted reporting service, or
                            (ii) if the Common Stock is traded on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock on the principal stock exchange on which it is listed, as the case may be. The closing price referred to above shall be the last reported sales price or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange or automated quotation system on which the Common Stock is then listed. Whenever the number of shares of Common Stock purchasable upon exercise of each Warrant is adjusted, the Warrant Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

                     (iv) Within a reasonable time after the close of each quarterly fiscal period of the Company during which the Warrant Price or number of shares issuable upon exercise of this Warrant has been adjusted as herein provided, the Company shall deliver to the Holder a certificate signed by the President or Vice President of the Company and by the Treasurer or Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring all such adjustments occurring during such period and the Warrant Price after each such adjustment.

              (b) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend or distribution payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the record date thereof, by reason of such dividend, distribution or subdivision, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the record date thereof, the number of shares of Common Stock issuable upon the exercise of the Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

              (c) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of the Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of common stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of the Warrant shall then be entitled to purchase; such adjustments shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise or expiration of the Warrant.

              (d) Subject to the provisions of this Section, in case the Company shall, at any time prior to the exercise of the Warrant, desire to declare a dividend or make any distribution of its assets to holders of its Common Stock, whether as a liquidating or a partial liquidating dividend or for any other purpose, the Company shall provide the holder of the Warrant with written notice of such intent not less than thirty (30) days prior to the record date to determine holders of Common Stock entitled to receive such distribution and the holder of this Warrant shall have until 5:00 p.m. EST on the twentieth (20th) day following the actual receipt of such notice to elect whether to exercise this Warrant in accordance with the terms herein. In the event of proper election to exercise the Warrant, the holder of this Warrant shall be deemed to be a holder of Common Stock as of the record date for such distribution. Should the holder of the Warrant elect to exercise his Warrant within 20 days after the record date for the determination of those holders of Common Stock entitled to such dividend or distribution, he shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to the holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

              (e) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of this Warrant, as the same shall appear on the books of the Company, by registered mail at least thirty (30) days prior to such termination date.

              (f) In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, offer to the holders of its Common Stock any rights to subscribe for additional shares of any class of the Company, then the Company shall give written notice thereof to the last registered holder hereof not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date is fixed for the determination of the stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date fixed with respect to such offer of subscription and the right of the holder hereof to participate in such offer of subscription shall terminate if this Warrant shall not be exercised on or before the date of such closing of the books or such record date.

              (g) Any adjustment pursuant to the aforesaid provisions shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

              (h) Irrespective of any adjustment in the Warrant Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants previously or hereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

              (i) The Company shall retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section.

              (j) If at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock.

       8.     FRACTIONAL SHARES.

       The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant; provided, however, that if a Holder exercises all the Warrants held of record by such Holder, the fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares, if the fraction is equal to or greater than .5, and down if the fraction is less than .5.

       9.     MISCELLANEOUS.

              (a) This Warrant shall be governed by and in accordance with the laws of the State of New York.

              (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, One Penn Plaza, Suite 1503, New York, NY 10119.

              (c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

              (d) Nothing in this Warrant other than Section 6 shall be construed to give to any person or corporation other than the Company and the registered Holder or Holders, any legal or equitable right, and this Warrant is for the sole and exclusive benefit of the Company and the Holder or Holders.






       IN WITNESS WHEREOF, Trans World Gaming Corp. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated March 31, 1998.

                                          TRANS WORLD GAMING CORP.

                                          By:____________________________
                                          Its: __________________________

                                       FORM OF
                                  NOTICE OF EXERCISE


                        (To be executed upon partial or full
                    exercise of the Warrants represented hereby)


The undersigned registered Holder of the Warrants represented by the attached Warrant Certificate irrevocably exercises such Warrant for and purchases ______________________ (___________) shares of Common Stock of Trans World
Gaming Corp. (the "Company").

The undersigned herewith makes payment therefore in the amount of $____________, consisting of $ ____________ by wire transfer or certified or cashiers' check at a price of $_____ per share and requests that a certificate (or certificates) in denominations of ______________ (___________) shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to the undersigned or such designee of the undersigned and, if such shares of Common Stock (together with any shares issued upon exercise of other Warrants or replacement Warrants) shall not include all of the shares of Common Stock issuable upon exercise of all Warrants represented by such Warrant Certificate (or if a new or replacement Warrant is otherwise to be provided pursuant to the Warrant Certificate), that a new or replacement Warrant Certificate of like tenor for the number of Warrants not being exercised (and not being surrendered) hereunder be issued in the name of and delivered to the undersigned, whose address is __________________________.

Dated: __________, _____.


                                          _______________________________
                                          (Signature of Registered Holder)

                                          By:____________________________
                                          Title:_________________________